UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

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FIRST CENTURY BANCORP.
(Name of Registrant as Specified In Its Charter)
__________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CENTURY BANCORP.
807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of First Century Bancorp., the holding company for First Century Bank, National Association.  At the meeting, we will report on our performance in 2010 and answer your questions.  We sincerely hope that you will be able to attend the meeting, and we look forward to seeing you.

This letter serves as your official notice that the meeting will be held on July 26, 2011 at 10:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia for the following purposes:

1.           To consider and elect six persons to serve on our Board of Directors for a one-year term expiring at the 2012 annual meeting of shareholders;

2.           To ratify the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC as our independent auditor for the fiscal year ending December 31, 2011; and

3.           To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has set the close of business on June 7, 2011 as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

We thank you for your support.  Please take this opportunity to take part in the affairs of your company by voting on the business to come before the meeting.  Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy card to us in the envelope provided as soon as possible.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person.  You may revoke your proxy at any time before it is voted.

If you have any questions about the Proxy Statement, please call or write us.  On behalf of the Board of Directors of First Century Bancorp. we urge you to vote “FOR” each of the proposals.

By Order of the Board of Directors,

William R. Blanton
Chief Executive Officer and Chairman of the Board of Directors

Gainesville, Georgia
June 17, 2011

i

PROXY STATEMENT
FIRST CENTURY BANCORP.
807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060
________________________________________________

PROXY STATEMENT FOR 2011 ANNUAL MEETING
________________________________________________

Time and Place of the Meeting

Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on July 26, 2011, at 10:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia, and at any adjournments of the meeting.

Record Date and Mailing Date

The close of business on June 7, 2011 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.  Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the annual meeting.  We first mailed this proxy statement and the accompanying proxy card to shareholders on or about June 17, 2011.

Proposals to Be Considered

1.           To consider and elect six persons to serve on our board of directors for a one-year term expiring at the 2012 annual meeting of shareholders;

2.           To ratify the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC as our independent auditor for the fiscal year ending December 31, 2011.

The board of directors recommends a vote “FOR” each of the proposals

Procedures for Voting by Proxy

If you properly sign, return, and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card.  If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR each of the proposals and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting.  If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the board of directors.

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name.  If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.  If you hold your shares in street name, you will receive a notice regarding availability of proxy materials that will tell you how to access our proxy materials and provide voting instructions to your broker over the Internet.  It will also tell you how to request a paper or e-mail copy of our proxy materials.  If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote.

If you hold your shares in street name, it is critical that you cast your vote.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf as they felt appropriate.  New regulations prohibit your broker from voting uninstructed shares on a discretionary basis for all the proposals up for consideration at the annual meeting except for the ratification of our auditors.  Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for the first two proposals.  Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

Procedures for Voting in Person at the Annual Meeting

If you are a registered shareholder and prefer to vote your shares at the annual meeting, bring proof of identification.  You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we encourage you to vote in advance by mail so that your vote will be counted if you later decide not to attend the meeting.  If you wish to vote in person at the annual meeting and have previously submitted a proxy, you must deliver to an officer of the company a written notice of termination of the proxy’s authority before the vote.  Attendance at the annual meeting will not itself revoke a previously granted proxy.

Revocation of Proxy

If you are registered shareholder, you may revoke your proxy at any time prior to the vote at the annual meeting by delivering to an officer of the company a written notice of termination of the proxy’s authority or a properly signed proxy bearing a later date.  If you hold your shares in street name and wish to change your vote, you should follow the instructions received from your broker.

Requirements for Shareholder Approval

As of the close of business on the record date, we had 300,000,000 shares of common stock, no par value, authorized, of which 8,120,623 were issued and outstanding.  Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy.  We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

For Proposal One, the election of directors, only those votes actually cast for the election of a director will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected.  To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors.  As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.  At the present time we do not know of any competing nominees.

For Proposal Two, the ratification of the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC as our external auditors for the fiscal year 2011.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum.  Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.  Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon.  Broker non-votes are included in determining the presence of a quorum.  A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Non-Voting Preferred Stock. As of the close of business on the June 7, 2011, we had 10,000,000 shares of preferred stock, no par value authorized, including 50,000 shares of Series A Preferred Stock of which no shares were issued or outstanding and 100,000 shares of Series B Preferred Stock of which no shares were issued and outstanding.

Proxy Solicitation

The Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

Important Notice of Internet Availability of Proxy Materials

The proxy statement and our 2010 Annual Report on Form 10-K are available to the public for viewing on the Internet at http://www.myfirstcenturybank.com/aboutus.asp.

In addition, the above items and other SEC filings are also available to the public on the SEC’s website on the Internet at www.sec.gov.  Upon written or oral request by any shareholder, we will deliver a copy of our Form 10-K.  In addition, upon written or oral request, we will also promptly deliver a copy of this proxy statement to our shareholders at a shared address to which a single copy of the document was delivered.

PROPOSAL ONE

Election of Directors

Six directors will be elected at the annual meeting, each of whom is expected to serve until our next annual meeting of shareholders or until his or her successor has been duly elected and qualified.  Each nominee has consented to being named as a nominee and to serve, if elected.

The following table shows for the nominee: (a) his or her name; (b) his or her age at December 31, 2010; (c) how long he or she has been a director of the Company; and (d) his or her position(s) with the Company and the Bank.  The address of each director is 807 Dorsey Street, Gainesville, Georgia 30501.

NAME (AGE)	DIRECTOR SINCE	POSITION WITH FIRST CENTURY BANCORP. AND FIRST CENTURY BANK

William A. Bagwell, Jr. (39)	2007	Director of Company and the Bank

William R. Blanton (63)	2007	Chairman and Chief Executive Officer of the Company and the Bank

Lanny W. Dunagan (59)	2002	Director of Company and the Bank

William M. Evans, Jr. (59)	2007	Director of Company and the Bank

Dr. Wendell A. Turner (53)	2001	Director of Company and the Bank

R.K. Whitehead III (45)	2007	Director of Company and the Bank

Background of Directors

Each individual director has qualifications and skills that together as a whole create a strong and well-balanced board.  The experiences and qualifications of our directors include the following:

William A. Bagwell, Jr.  Mr. Bagwell is the manager of Homestead Investments, LLC, a real estate investment company, since 2005.  Mr. Bagwell served from 1999 to 2005 as the Vice President of the Greater Hall Chamber of Commerce.  Mr. Bagwell holds a bachelor of science degree in political science from Presbyterian College.  His extensive personal understanding of the markets that we serve and his professional experience in various real estate development projects are valuable assets to the board.

William R. Blanton.  Mr. Blanton has over 40 years of banking experience and serves as the Chairman of our Board of Directors and our Chief Executive Officer.  Mr. Blanton currently serves as the Vice Chairman of the Board of Directors and Chief Executive Officer of First Covenant Bank.  Mr. Blanton is also President of CINC Systems, LLC, a software company specializing in software for the non-profit organizations including Common Interest Communities, and Accounting Integrators’, LLC a software company specializing in cash management software for the banking industry.  In addition, he is the managing member of Terrazza Realty Advisors, LLC and Terrazza Realty Investments, LLC, real estate investment companies.  Prior to his current positions, Mr. Blanton held several positions at First Capital Bank including President and Chief Financial Officer from August 1989 through November 2005.  Mr. Blanton has also held executive positions with Investors Bank & Trust in Duluth, Georgia and several other community banks.  In addition, Mr. Blanton previously served as President of Bank Analysts, a bank consulting firm, as an examiner for the Georgia Department of Banking and Finance, as a member of the National Advisory Committee for the Small Business Administration, and as a Director of the Federal Home Loan Bank of Atlanta.  Mr. Blanton holds a degree in accounting from Georgia State University.  Mr. Blanton has extensive banking experience.  The breadth of experience and institutional knowledge of the Company is critical to lead the board through the current challenging economic climate.

Lanny W. Dunagan.  Mr. Dunagan is a Hall County native and is the sole owner of Lanny Dunagan’s Welding Service, a company he founded in 1984.  He is a member and trustee of Hopewell Baptist Church in Gainesville, Georgia.  As a native of Hall County, he has personal contacts and an awareness of the market in which the Company operates.  His business experience also provides the board with insight into the challenges facing small business owners in our market.

William M. Evans, Jr.  Mr. Evans is the President of Fox Creek Properties, Inc., a land development business, a position he has held since 1973.  He is also a Vice-President with Piedmont Investments.  Mr. Evans has been a founding member of three banks:  Heritage Bank, Premier Bankshares and Piedmont Bank.  He most recently served as chairman of Piedmont Bank from 2001 until its sale in 2006 to PrivateBancorp, Inc., which is publicly traded under the symbol PVTB.  Mr. Evans holds a degree in accounting and finance from West Georgia College and an M.B.A. from the University of Georgia.  Mr. Evans’ banking experience is to the board as it manages the Company's affairs in this difficult economic environment.  He also has extensive experience in various land development projects, which provides unique knowledge of the market in which we operate.

Dr. Wendell A. Turner.  Dr. Turner is a medical doctor and has been practicing with Gainesville Gynecology, LLC since 2007.  Prior to opening Gainesville Gynecology, LLC, he practiced with Lanier OB/GYN Associates LLC from 1986 until 2007.  Dr. Turner holds an associates degree in arts from Clayton State College and a bachelor of science degree in chemistry from the Georgia Institute of Technology.  He received his M.D. degree from the Medical College of Georgia in 1982.  Dr. Turner’s ties to the local community and analytical skills are useful assets to the board.

R.K. Whitehead III.  Mr. Whitehead has served as the President of Whitehead Die Casting Co., an aluminum and zinc die casting manufacturer, since 1990.  Mr. Whitehead is also the President of WDI Company, a real estate business located in Gainesville, Georgia.  In addition, he holds several committee positions with the Northeast Georgia Health System:  Finance Committee (Chairman), Treasury Sub-Committee, Executive Committee, Compensation Committee, Real Estate Committee, and Strategic Planning Committee.  In addition, he is the past Chairman of Elachee Nature Science Center and serves as Treasurer of North House.  He is a past Chairman of the Greater Hall Chamber of Commerce.  Mr. Whitehead holds a bachelor of mechanical engineering from the Georgia Institute of Technology.  Mr. Whiteheads’s professional experience as a successful local business executive provides the board with business insight and a unique knowledge of the markets we serve.

The board of directors recommends that you vote “for” the election of the director nominees.

MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

Attendance at Board, Committee, and Annual Shareholders’ Meetings

During the year ended December 31, 2010, the board of directors of the Company held 14 regular and special meetings.  Each of the incumbent directors attended at least 75% of the total number of meetings of the Company’s board of directors and committees of the board of directors on which he serves.

Although the Company does not have a formal policy regarding its directors’ attendance at the annual meeting of shareholders, all directors are expected to attend the meeting.  All of the directors attended the 2010 annual meeting of shareholders.

Director Independence

The Board of Directors determines the independence of each director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ Global Market listing standards even though the Company is not listed on NASDAQ.  The Board of Directors determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and shareholder of the Company: William Bagwell, Jr., Lanny W. Dunagan, William Evans, Jr., Dr. Wendell A. Turner and R.K. Whitehead, III.  Based on such standards, William R. Blanton is the only director that is not independent.  All of the members of our audit, compensation, and nominating and corporate governance committees are independent with the exception of William R. Blanton, who serves on our nominating and corporate governance committee.

Committees of the Board of Directors

Audit Committee. The boards of directors of the Company and the Bank have established a joint Audit Committee for the purpose of reviewing the Company’s annual report and internal audit report of independent public accountants.  The Audit Committee members are Chairman; William M. Evans, Jr., Lanny W. Dunagan; and William A. Bagwell, Jr..  Each of these members meets the requirement for independence set forth in the NASDAQ Global Market listing standards.  Our board of directors has determined that Mr. Evans qualifies as an audit committee financial expert under the SEC rules.  The Audit Committee held 14 meetings during the year ended December 31, 2010.  The Audit Committee charter was adopted in August 2005 and amended in April 2010.  A copy of the charter is attached as Appendix A to this proxy statement.  The charter is not available on our website.

Compensation Committee.  We established a Compensation Committee in 2010 for the purpose of addressing issues regarding personnel and compensation and administering the First Century Bancorp. 2003 Stock Incentive Plan.  The committee members are Chairman, RK Whitehead, III, Lanny W. Dunagan,  Dr. Wendell A Turner, and William M. Evans, Jr..  All of the members are independent.  There were three meetings of the Compensation Committee during the year ended December 31, 2010.  The Compensation Committee has the authority to determine the salaries, bonuses and equity plan participation levels for the executive officers and directors and is responsible for establishing, implementing and monitoring all compensation policies of the Company and the Bank.  The Compensation Committee also has the authority to review and make determinations with respect to employment agreements, severance arrangements and retirement plans for the executive officers, to oversee the design and administration of equity-based and incentive compensation plans and otherwise to review and approve compensation plans.  The Compensation Committee does not delegate any of its authority to any executive officer of the Company or the Bank.  The CEO does not participate in any discussion or review by the Compensation Committee regarding his own compensation.  We have adopted a formal Compensation Committee charter, a copy of which is attached as Appendix B to this proxy statement.  The charter is not available on our website.

Nominating and Corporate Governance Committee.  We established a Nominating and Corporate Governance Committee in 2010.  The committee members are William A. Bagwell, Jr., William R. Blanton, William Evans, Jr. Dr. Wendell A. Turner, and RK Whitehead, III.  All of the members are independent with the exception of Mr. Blanton.  We have adopted a formal Nominating Committee charter, a copy of which is attached as Appendix C to this proxy statement.  The charter is not available on our website.  The Nominating Committee recommends nominees for election to our board of directors and met one time in 2011 for the purpose of evaluating the directors up for election at the 2011 Annual Shareholders meeting.

Our Nominating Committee uses a variety of methods for identifying and evaluating nominees for director.  They regularly assess the appropriate size of the board of directors, and whether any vacancies are expected due to retirement or otherwise.  If vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director.  Candidates may come to their attention through current members of the board, shareholders or other persons.  The company does not pay a third party to assist in identifying and evaluating candidates.

Our Nominating Committee will also consider director candidates recommended by shareholders who submit nominations in accordance with our bylaws.  Shareholders must deliver nominations in writing to the secretary of the company not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure was made.  The notice must set forth:

(1)
the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the board of directors of the Company;

(2)	the consent of the nominee to being named in a proxy statement as a nominee and to serve as a director of the Company, if elected;

(3)	an Interagency Biographical and Financial Report available from the Federal Deposit Insurance Corporation completed and signed by the nominee;

(4)	the name and address of the shareholder giving the notice; and

(5)	the class and number of shares of the Company beneficially owned by the shareholder and the total number of shares that, to the knowledge of the shareholder, would be voted for such nominee.

The chairman of a shareholder meeting must refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The Nominating Committee has established that nominees should possess the following minimum qualities: the highest ethics, integrity, and values; an outstanding personal and professional reputation; professional experience that adds to the mix of the board as a whole; the ability to exercise sound independent business judgment; freedom from conflicts of interest; demonstrated leadership skills; the willingness and ability to devote the time necessary to perform the duties and responsibilities of a director; and relevant expertise and experience, and the ability to offer advice and guidance to the chief executive officer based on that expertise and experience.

In evaluating all potential candidates, the Nominating Committee considers an appropriate balance of experience, skills, and background and applies the criteria that it deems appropriate, including the following: whether the candidate possesses the qualities described above; whether the candidate possesses significant contacts within our market area and the ability to generate additional business for the Company; whether the candidate qualifies as an independent director under the Company’s guidelines; the extent to which the candidate contributes to the diversity of the board in terms of background, specialized experience, age, race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes; the candidate’s management experience in complex organizations and experience in dealing with complex business problems; the candidate’s other commitments, such as employment and other board positions; whether the candidate would qualify under the Company’s guidelines for membership on board committees; and whether the candidate complies with any minimum qualifications or restrictions set forth in our Bylaws.

Board Leadership Structure and Role in Risk Oversight

We are focused on the company’s corporate governance practices and value independent board oversight as an essential component of strong corporate performance to enhance shareholder value.  Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our chairman, are independent.  William R. Blanton is our chairman and chief executive officer.  In this dual role, Mr. Blanton is able to utilize the in-depth focus and perspective gained in running the company to effectively and efficiently guide the board.  He fulfills his responsibilities in chairing the board through close interaction with the independent directors.

Although our board does not have a policy as to whether the role of chairman and chief executive officer should be held by separate persons, we believe this leadership structure is appropriate for our current purposes and is best for the company and our shareholders at this time.  Mr. Blanton has served with distinction in his dual role as demonstrated by our company’s recent performance.  He has a strong and effective working relationship with the other members of the board and has the confidence of the board to continue leading the company forward.

Our board is actively involved in oversight of risks that could affect the company.  The board receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks.   These reports are reviewed by the full board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the board, that committee reviews the report and then reports to the full board.  Our regulators also send periodic reports of examination to our directors, which contain the regulators’ assessments of various risks facing the company and bank, as well as their assessments of our handling of those risks.  Accordingly, oversight of risk is a constant element of the functioning of our board.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all employees, officers and directors of the Company, including Chief Executive Officer and Chief Financial and Accounting Officer.  The Company will provide a copy of the Code of Ethics free of charge to any person upon written request to the Company.  Any such request should be addressed to our principal executive office at 807 Dorsey Street, Gainesville, Georgia 30501.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the information contained in the report by reference, and shall not be deemed filed under such acts.

The audit committee reviewed and discussed with management the audited financial statements.  The audit committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61.  The audit committee received from the independent auditors the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent auditor’s the independent auditor’s independence from the company and its management.  In reliance upon the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

The report of the audit committee is included herein at the direction of its 2010 members, William M. Evans, Jr. chairman, Lanny W. Dunagan, and William A. Bagwell.

Independent Public Accountants

First Century Bancorp. has selected the accounting firm of Mauldin and Jenkins, Certified Public Accountants, LLC to serve as independent accountants of First Century Bancorp. for the fiscal year ending December 31, 2011.  Mauldin and Jenkins, Certified Public Accountants, LLC has served as First Century Bancorp’s independent accounting firm since June 2009.

On June 11, 2009, upon the recommendation of our audit committee, the Company dismissed McNair, McLemore, Middlebrooks & Co., LLP (“McNair”) as our independent auditors and appointed Mauldin & Jenkins, Certified Public Accountants, LLC (“Mauldin & Jenkins”) to serve as our independent auditors for the fiscal year ending December 31, 2009.  This change in auditors was effective on June 11, 2009.  McNair served as the Company’s independent accounting firm from October 2004 until June 2009.

McNair’s reports on our consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2007 and December 31, 2008 and the period January 1, 2009 through June 11, 2009, there were:  (i) no disagreements with McNair on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to McNair’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that McNair furnish the Company with a letter addressed to the SEC stating that McNair agrees with the above statements.  A copy of the letter dated June 16, 2009 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 16, 2009.

During the fiscal years ended December 31, 2007 and December 31, 2008 and through June 11, 2009, the Company did not consult Mauldin & Jenkins with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Auditing and Related Fees

The following table sets forth the fees billed and, as to audit and audit-related fees, expected to be billed to the Company for the fiscal years ended December 31, 2010 and 2009  by Mauldin and Jenkins, Certified Public Accountants, LLC.

	2010	2009
Audit Fees 1	$75,500	$64,698
Tax Fees 2	4,500	6,100
Total Fees	$80,000	$70,798

1	Represents fees related to the audit and quarterly reviews of consolidated financial statements of the Company and review of regulatory filings.
2	Represents fees related to tax compliance, tax advice and tax planning service.

All of the services provided by the independent accountants were pre-approved by the Audit Committee.  The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent accountants and may not engage them to perform any prohibited non-audit services.  The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of the Company’s auditors.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The table below shows the following information for each of the Company’s executive officers: (a) his or her name; (b) his or her age at December 31, 2010; (c) how long he or she has been an officer or significant employee of the Company; and (d) his or her positions with the Company and the Bank.

Name (Age)	Executive Officer Since	Position with the Company and the Bank

William R. Blanton (63)	2008	Chairman and Chief Executive Officer of the Company and the Bank

Denise Smyth (47)	2008	Chief Financial Officer of the Company and the Bank

The background information for William R. Blanton is provided above under the heading “Background of Directors.”

Denise Smyth.  Ms. Smyth was appointed the Chief Financial Officer of the Company in October 2008.  Ms. Smyth has over 20 years of banking industry, accounting and financial reporting experience working for both regional and community banks.  Ms. Smyth also serves as Chief Financial Officer for First Covenant Bank, a position she has held since July 2006.  Ms. Smyth served as the Regulatory Reporting Manager at Flag Bank in Atlanta from November 2005 until July 2006.  Prior to Flag Bank, Ms. Smyth was the Assistant Controller at First Capital Bank from October 2003 until October 2005.  From 1984 through 1999 she held Accounting Management positions at First Union National Bank, First Fidelity Bank, NA, Village Bank and Union State Bank.  She holds a bachelor of science degree in accounting from St. Thomas Aquinas College and is a certified public accountant.

Executive Compensation

The following table sets forth the annual and other compensation paid or accrued in 2010 for our principal executive officer, William R. Blanton.  No other executive officers of the Company are required to be included in table and/or were paid $100,000 or more in total compensation during 2010.  Mr. Blanton did not receive any compensation in 2009.

	Annual Compensation
Name and Principal				All Other
Position During 2010	Year	Salary	Bonus	Compensation	Total

William Blanton	2010	$30,000	$90,000	$-	$120,000
President and CEO of the Company and the Bank

Outstanding Equity Awards at December 31, 2010

	Option Awards
Name	Number of Securities Underlying Unexercised Warrants (#) Exercisable	Number of Securities Underlying Unexercised Warrants (#) Unexercisable	Warrant Exercise Price ($)	Warrant Expiration Date
William R. Blanton	1,909,151	-	$0.67	No expiration

William R. Blanton	375,000	-	$0.67	June 20, 2020

Director Compensation

The directors of the Company were not compensated separately for their services as directors for fiscal year 2010.

Equity Compensation Plan Information

           The following table sets forth the equity compensation plans information at December 31, 2010 for the following equity compensation plans or agreements:

•	First Century Bancorp. 2003 Stock Incentive Plan;

•	First Century Bancorp. Non-Qualified Stock Option Agreement with R. Allen Smith; and

•	First Century Bancorp. Warrant Agreements with certain directors of the Company.

The Stock Incentive Plan was approved by shareholders on May 29, 2003.  At the 2008 Annual Meeting of shareholders, the shareholders approved an amendment to increase the number of shares of our common stock authorized to be reserved for issuance under the Stock Incentive Plan from 125,000 to 750,000.  None of the other equity compensation plans or agreements listed above have been approved by the Company’s shareholders.  Each of those plans or agreements is described below.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	139,834	$2.32	610,166

Equity compensation plans not approved by security holders	253,393	$8.03	-

Total	393,227	$6.00	610,166

Non-Qualified Stock Option Agreement with R. Allen Smith. On September 20, 2005 the Company entered a consulting agreement with Mr. Smith, pursuant to which the Company granted Mr. Smith an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $5.00 per share.  One-third of the option was vested and exercisable upon grant, with the remaining thirds vesting on an annual basis.

Warrant Agreements with Certain of the Company’s Directors.  On March 25, 2002, the Company issued warrants to its directors to purchase an aggregate of 199,736 shares of the Company’s common stock at an exercise price of $10.00 per share.  The warrants become exercisable in one-third annual increments beginning on the first anniversary of the issuance date, provided that throughout the period beginning on the date of the initial issuance of the warrants and ending on the particular anniversary, the warrant holder has served continuously as a director of the Company and the Bank and has attended at least 75% of the meetings of the relevant boards of directors.  Warrants which fail to vest as provided in the previous sentence will expire and no longer be exercisable.  Exercisable warrants will generally remain exercisable for the 10-year period following the date of issuance.  The exercise price of each warrant is subject to adjustment for stock splits, recapitalizations or other similar events.  As of December 31, 2010, 153,393 warrants remained outstanding of which 153,393 are exercisable.

PROPOSAL TWO

Ratification of the Appointment of Our Independent Auditor

Our audit committee has appointed the firm of Mauldin & Jenkins, Certified Public Accountants, LLC, an independent registered public accounting firm, to serve as our auditor for the fiscal year ending December 31, 2011.  Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Mauldin & Jenkins to our shareholders for ratification to permit shareholders to participate in this important corporate decision.  If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor.  We expect that a representative from this firm will be present and available to answer appropriate questions at the annual meeting and will have an opportunity to make a statement if he or she desires to do so.

The board of directors recommends that you vote “for” the ratification of Mauldin & Jenkins, Certified Public Accountants, LLC as our independent auditor for the fiscal year ending December 31, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of the Company’s common stock beneficially owned as of May 17, 2011 by (a) each director and the executive officers named in the Summary Compensation Table; (b) the executive officers and all directors, as a group; and (c) owners of more than 5% of our outstanding common stock,.  The information shown below is based upon information furnished to the Company by the named persons.  Other than the directors, executive officers, and shareholders listed below, we are unaware of any holder of more than 5% of the Company’s common stock.

Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in the rules promulgated under the Exchange Act.  Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of a security, or “investment power,” which includes the power to dispose or to direct the disposition of a security.  Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.  A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within 60 days of May 17, 2011.

Name	Number of Shares	Exercisable Warrants & Options(1)	Total Beneficial Ownership	% of Class (2)	Nature of Beneficial Ownership
Directors:
William A. Bagwell, Jr.	546,350	752,979	1,299,329	14.6%	Includes 496,507 shares and warrants to purchase 678,354 shares held by Homestead Investment, LLC; and 9,336 shares and warrants to purchase 37,312 shares held by Hanging Rock, LLC
William R. Blanton	1,698,804	2,321,465	4,020,269	38.5%
William M. Evans, Jr.	956,815	858,396	1,815,211	20.2%	Includes 424,385 shares and warrants to purchase 634,517 shares held by Silver Hill Enterprises LP ; and 529,236 shares and warrants to purchase 223,879 shares held by Mr. Evan’s spouse
Lanny Dunagan	62,042	33,334	95,376	1.2%	Includes 500 shares held jointly with Mr. Dunagan’s son
Dr. Wendell Turner	177,178	56,918	234,096	2.9%
R. K. Whitehead, III	125,392	229,559	354,951	4.3%
All Directors and Executive Officers as a Group (6 persons):
	3,566,581	4,252,651	7,819,232	81.6%

5 Percent Shareholders:

Golden Isles Reinsurance Co. Ltd. (3)	666,668	0	666,668	8.2%
Joe E. McCart (4)	725,000	225,000	950,000	11.4%
Neil Strickland (5)	225,000	225,000	450,000	5.4%
Richard T. Smith (6)	557,217	223,880	781,094	9.4%

(1)  Certain directors hold warrants which contain provisions for automatic adjustments of the exercise price for shares and the number of shares purchasable under the warrants if subsequent shares or warrants are issued at a price less than the current exercise price.  The numbers included in the table include the automatic adjustments to such warrants as a result of the warrants issued in connection with the 2010 private placement.

(2)  Based on 8,120,623 shares of common stock of the company outstanding as of December 31, 2010, plus the number of shares which the named person exercising all options or warrants has the right to acquire within 60 days, but that no other persons exercise any options or warrants.

(3)  Golden Isles Reinsurance Co. address is 4800 River Green Parkway, Duluth, GA  30096.

(4)  Joe E.  McCart’s address is 5719 Legends Club Circle, Braselton, GA  30517.

(5)  Neil Strickland’s address is 2031 Cowart Road, Dawsonville, GA  30534.

(6)  Richard T. Smith’s address is 1850 Brandson Hall Drive, Atlanta GA  30530.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The Company’s directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with the Bank.  The Bank’s policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing.  All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

The loan:

•
must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank’s locale;

•
must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank’s locale;

•
must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank’s locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

•
the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank’s locale.

The following summary reflects activities for related party loans for the years ended December 31:

	2010	2009

Balance, Beginning	$118,501	$321,340
New Loans	417,624	110,006
Principal Repayments	(423,203)	(312,845)

Balance, Ending	$112,922	$118,501

As of December 31, 2010 and 2009, deposit accounts for related parties totaled approximately $1,156,000 and $1,937,000, respectively.

The Bank has entered into a master service agreement and data processing agreement with First Covenant Bank, an entity in which William R. Blanton, a director and Chief Executive Officer of the Company, is a principal owner.  For the year ended December 31, 2010 and 2009 the total billed for data processing services was $262,289 and $186,145, respectively.  For the year ended December 31, 2010 and 2009 the total billed under the master services agreement was $392,196 and $228,150, respectively.

The Bank is affiliated with CINC Systems (“CINC”), a software services company.  The Bank and CINC are affiliated through common management.  The Bank has contracted with CINC to provide them with web and server hosting facilities.  For the years ended December 31, 2010 and 2009 the total expense incurred for these services was $19,522 and $19,200, respectively.

The Bank has certain loans with a carrying amount of $1,865,093 and $842,072 as of December 31, 2010 and 2009, respectively, which were purchased from First Covenant Bank, an entity in which William R. Blanton is a principal owner.

The Bank sold certain loans with a carrying amount of $3,814,555 and $7,324,121 as of December 31, 2010 and 2009, respectively, to First Covenant Bank, an entity in which William R. Blanton is a principal owner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officer, and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of the Company’s common stock.  The directors, its executive officer, and greater than 10% shareholders are required to furnish the Company with copies of the forms they file.

Based on a review of Section 16(a) reports and written representations from our directors and executive officers, we believe all necessary Section 16(a) reports have been filed by our directors, officers and 10% shareholders during the fiscal year ended December 31, 2010 except that 10% shareholders McCart, Strickland, and Silver Hill Enterprises, LP and Directors Dunagan, Evans, Turner and former director, Alan Nivens did not file timely reports for one transaction in 2010; Director Whitehead did not file a timely report for two transactions in 2010;  and Directors Bagwell and Blanton did not file timely reports for three transactions in 2010.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Shareholder Proposals

If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to the 2012 annual meeting, they must deliver a written copy of their proposal to our principal office at 807 Dorsey Street, Gainesville, Georgia 30501, no later than February 18, 2012.  Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the bylaw requirements described below.

Our bylaws provide that any shareholder proposal to be made at an annual meeting must be delivered to the secretary of the Company between 60 and 90 days prior to the annual meeting; provided, however, that if less than 40 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders or public disclosure of the date of the meeting is given.

Shareholder Communications

Shareholders wishing to communicate with the board of directors or with a particular director may do so in writing addressed to the board, or to the particular director, and by sending it to the secretary of the Company at our principal office at 807 Dorsey Street, Gainesville, Georgia 30501.  The secretary will promptly forward such communications to the applicable director or to the chairman of the board for consideration at the next scheduled meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934.  You can read and copy these reports, proxy statements and other information concerning us at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.  You can review our electronically filed reports, proxy and information statements on the SEC’s internet site at http://www.sec.gov. Upon written request, the Company will provide without charge to any shareholder a copy of our annual report on Form 10-K.  Please direct such requests to Denise Smyth at 807 Dorsey Street, Gainesville, Georgia, 30501.

OTHER MATTERS

The board of directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly.  An envelope has been provided for that purpose.  No postage is required if mailed in the United States.

June 17, 2011

Appendix A

Audit Committee Charter

Authorization of the Audit and Compliance Committee

The Board of Directors (the "Board") of First Century Bancorp.(the "Company") has established the Audit and Compliance Committee of the Board to carry out the duties and responsibilities assigned to the Audit and Compliance Committee under applicable securities laws and to further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's independent auditors.

The Board has also directed the Audit and Compliance Committee to establish a code of ethics policy which applies to all officers and directors including  senior financial officers, and to monitor the Company's efforts to ensure compliance with that code. In addition, the Board may adopt further changes or additional policies based on changes in law, regulation or circumstances.

Members of the Audit and Compliance Committee

The Audit and Compliance Committee shall be comprised of at least three and no more than five directors. Each member of the Audit and Compliance Committee must be financially literate.

The members of the Audit and Compliance Committee shall be appointed by the Board.  All members of the Audit and Compliance Committee shall be independent of the management of the Company as defined in the Nasdaq Marketplace Rules (“Nasdaq Rules”) and free of any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment as Audit and Compliance Committee members. An independent director (1) may not be compensated by the Company in any capacity other than as a Board or committee member and (2) may not be an "affiliated person" of the Company or any of its subsidiaries. In addition, each member of the Audit and Compliance Committee must satisfy all applicable membership and independence requirements set forth in the rules and regulations of any exchange on which the Company’s securities are listed. The Board must make any affirmative determinations concerning the issue of independence of any director required under the rules and regulations of the applicable exchange.

No Audit and Compliance Committee member shall have an interest in the Company that would have a material adverse effect on his or her ability to act on behalf of all the shareholders of the Company.

If there is any basis for believing an Audit and Compliance Committee member is not independent, the facts and circumstances should be reported to the Board, and no action should be taken until the Board, or, if applicable, the Nominating/Governance Committee thereof, has determined that the Audit and Compliance Committee member is truly independent.

No Audit and Compliance Committee member may vote on any matter in which he or she, directly or indirectly, has a material interest.

Responsibilities of the Audit and Compliance Committee

Scope of Responsibility

The Audit and Compliance Committee shall be directly responsible for recommending the appointment and dismissal, compensation, and oversight of the Company's independent auditors, to the Board of Directors, and may not delegate any of such responsibilities to others. The Audit and Compliance Committee shall assist the Board in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Company's independent auditors.

The Audit and Compliance Committee shall assist the Board in fulfilling its oversight responsibilities by (1) reviewing the Company's financial information that will be provided to its shareholders and to analysts, (2) working with management to establish, subject to the approval of the Board, the systems of internal controls, (3) reviewing the systems of internal controls and reports of variance from those controls, (4) reviewing all audit processes and results of independent audits, and (5) reviewing the Company's accounting, reporting and financial practices.

The responsibilities of a member of the Audit and Compliance Committee are in addition to his or her responsibilities as a member of the Board. Each member of the Audit and Compliance Committee will be compensated separately, when the Company is cumulatively profitable for two consecutive years, for his or her service on the Audit and Compliance Committee.

The Audit and Compliance Committee does not prepare financial statements on behalf of the Company or perform the Company's audits, and its members are not the Company's auditors and do not certify the Company's financial statements. These functions are performed by the Company's management and independent auditors.

In addition to the matters set forth herein, the Audit and Compliance Committee shall perform such other functions as are required by law, the Company's Articles of Incorporation or Bylaws, or the Board.

Responsibilities and Duties

The Audit and Compliance Committee:

•	shall meet at the request of the Chief Financial Officer or the independent auditor and shall meet at least once every quarter in regular session, or more frequently as circumstances dictate;

•	shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K;

•	shall prepare the Audit and Compliance Committee report to be included in the Company's annual proxy statement;

•	may conduct or authorize investigations into any matters within its scope of responsibilities;

•	may review and discuss earnings press releases and financial information and earnings guidance prior to their release to analysts and ratings agencies;

•	shall review and discuss with management the policies and guidelines for risk assessment and management;

•
shall oversee the implementation and monitor the effectiveness of new management systems which are specifically designed to provide for compliance with legal, ethical and regulatory compliance programs;

•	shall require, receive, and review reports of compliance and management’s corrective actions taken to address any deficiencies identified;

•
may take any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Audit and Compliance Committee as set forth in this Charter; and

•	shall report its actions and budget to the Board.

Assistance from Others

The Audit and Compliance Committee may request reports from the Chief Executive Officer or the Chief Financial Officer. The Audit and Compliance Committee may retain (and determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others, and the Company shall provide sufficient funding therefor.

Relationships with Independent Auditors

In order to retain independent outside auditors to review the records and accounts of the Company, the Audit and Compliance Committee shall:

•
have the sole authority to appoint (and dismiss) independent auditors to conduct Company audits or to perform permissible non-audit services, with the independent auditors ultimately accountable to the Audit and Compliance Committee with respect to audit and related work and to oversee the performance of services by the independent auditors;

•	review the independent auditors' scope and audit plan prior to the commencement of the audit;

•	determine the scope of the audit and the associated fees to be paid to the independent auditors (for both audit and permissible non-audit work);

•	discuss with the independent auditor any relationships that may affect the auditor's independence;

•	confirm and oversee the independence of the auditors;

•	ensure policies help maintain the independence of the Company's auditors; and

•	set clear policies for the Company's hiring of employees or former employees of the independent auditors.

In its review of the independent auditors, the Audit and Compliance Committee shall:

•	review the qualifications and experience of senior members of the audit team;

•
ensure that the independent auditors provide the Audit and Compliance Committee (for their review) with timely reports of (1) all critical accounting policies and practices, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management;

•	review the independent auditors' reports on the adequacy of the Company's internal controls, including computerized information system controls and security; and

•
obtain and review annually a report by the independent auditors describing (1) the auditing firm's internal quality control procedures, (2) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues, and (3) all relationships between the independent auditors and the Company.

Prior to the release or filing thereof, the Audit and Compliance Committee shall review documents containing the Company's financial statements, including the interim financial reports and filings with the SEC or other regulators. The Audit and Compliance Committee shall specifically review:

•	with the independent auditors and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks;

•
with the management and the independent auditors, the Company's annual and quarterly financial statements and related footnotes as well as all of the Company's securities filings prior to their filing and release, paying particular attention to disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

•	the independent auditors' audit of and report on the financial statements;

•	with the independent auditors, any additions or changes in auditing or accounting principles suggested by the independent auditors or management;

•	with the independent auditors, the management letter provided by the independent auditors and the Company's response;

•
the independent auditor's qualitative judgement about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures;

•	with the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit;

•	any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks;

•
with management and the independent auditors, the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company's financial statements;

•
any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the Company's financial statements; and

•
any other matters related to the annual Company audit, including those matters that are required to be communicated to the Audit and Compliance Committee under applicable law and generally accepted auditing standards.

Approval of Services Provided by Independent Auditors

The Audit and Compliance Committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services as set forth in the Act. In making its pre-approval determination, the Audit and Compliance Committee shall consider whether providing the non-audit services are compatible with maintaining the auditors' independence. If this pre-approval is delegated to an independent Audit and Compliance Committee member or members, such member or members shall present a report of his or her decisions at the next scheduled Audit and Compliance Committee meeting.

Prohibited Non-Audit Services

The following services may not be provided by the independent auditors contemporaneously with the audit:

•	bookkeeping or other services related to the accounting records or financial statements of the Company,

•	financial information systems design and implementation,

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports,

•	actuarial services,

•	internal audit outsourcing services (Can be provided by another independent accounting firm.),

•	management functions or human resources,

•	broker or dealer, investment adviser, or investment banking services,

•	legal services and expert services unrelated to the audit, and

•	any other service that the Public Company Accounting Oversight Board determines is impermissible.

Relationships with the Internal Audit Function

The Audit and Compliance Committee shall:

•
be solely and directly responsible for the appointment, replacement, reassignment, or dismissal of the Company's independent auditors and shall ensure that others may not terminate the independent auditors without the Audit and Compliance Committee's consent;

•	confirm the independence of the independent auditors responsible for the Company's internal audit function;

•	assess the effectiveness and performance of the independent auditors;

•	establish and control the compensation and benefits of Company employees who report directly to the Audit and Compliance Committee; and

•
take steps that are, in the sole judgment of the Audit and Compliance Committee, reasonable or necessary to ensure that the independent auditors are in fact independent and the fees allocated to the independent auditors are not subject to review or termination without the consent of the Audit and Compliance Committee.

The Audit and Compliance Committee shall consider and review with management and the Independent Audit Firm:

•	the Company's process for the internal control structure and procedures for financial reporting;

•	the results of internal audits, management recommendation letters, reports of variance from the Company's internal controls, and report of the independent auditors;

•	significant findings during the year and management's responses to them;

•	significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

•	changes required in the planned scope of their audit plan; and

•	the independent auditing firm’s compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Oversight of Corporate Compliance Function

The Audit and Compliance Committee:

•	shall discuss significant risk exposures periodically with the independent auditors, and management;

•	shall review the steps and programs that management and the independent auditors have taken to identify, monitor, control and report such exposures;

•	shall establish procedures whereby employees can confidentially and anonymously submit to the Audit and Compliance Committee concerns or issues regarding the Company's accounting or auditing matters;

•	shall establish procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including their controls;

•
shall discuss with the independent auditors whether they believe or have any reason to believe that an illegal act has occurred,  regardless of whether they believe it will materially affect the Company's financial statements;

•	may review any transactions with related parties and the procedures used to identify related parties;

•	shall periodically require management, and the independent auditors to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures;

•	may review the Company's Code of Ethics for Senior Financial Officers and recommend any changes or additions;

•
shall discuss periodically with management and evaluate the effectiveness of the program that management establishes to monitor compliance with the Company's Code of Ethics for Senior Financial Officers and laws and regulations;

•
shall review with management the Company's policies and the management's tone to assess their effectiveness in encouraging the reporting of potential illegalities and questionable accounting or auditing matters;

•	shall review management recommendations to the Board for changes that reflect changes in law or policy;

•	shall review with the Company's outside legal counsel any legal matters that may materially affect the Company; and

•	shall consider any emerging issues that the Audit and Compliance Committee should become involved with in the future.

Audit and Compliance Committee Formalities and Charter

The Audit and Compliance Committee shall:

•	review and reassess annually the adequacy of this Audit and Compliance Committee Charter and recommend any changes to the Board;

•
report periodically to the Board on the Audit and Compliance Committee's activities and findings, including any issues regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal auditors;

•	keep appropriate minutes, with the advice of counsel

Adopted by the Board of Directors December, 2010

Appendix B

Compensation Committee Charter

Compensation Committee Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of First Century Bancorp, (the “Company”), to assist the Board in fulfilling its oversight responsibilities.  The Committee also functions as the Compensation Committee of the Board of Directors of the Company’s subsidiary, First Century Bank, N.A., (the “Bank”).  References to the Company in this Charter also include the Bank and all other direct and indirect subsidiaries of the Company.  The Committee’s primary duties and responsibilities are to (1) discharge the Board’s responsibilities relating to the compensation of the Company’s Chief Executive Officer and (2) oversee the Company’s compensation and personnel policies, benefit programs, and plans, approve management and employee compensation and benefit programs, and together with Chief Executive Officer, determine succession plans as appropriate.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all persons in the organization and to such books and records as it deems necessary.  The Compensation Committee has the ability to retain, at the Company’s expense, such special consultants and experts as it deems necessary to execute its duties.

Committee Composition and Meetings

The Committee shall be composed of three or more directors as determined by the Board, none of whom shall be executive officers or employees of the Company, and all of whom shall satisfy the independence requirements of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002.  It is intended that the members of the Committee shall meet the requirements of independence and disinterestedness specified in Rule 16b-3 under the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code and the related Treasury Regulations.  The Board shall approve the members of the Committee annually, considering any recommendations from the Nominating and Corporate Governance Committee.

The Members of the Committee shall be approved by the Board annually.  If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.  The Committee shall meet at least two times annually, or more frequently as circumstances dictate.

Committee Responsibilities and Duties

Review Procedures

1.
In conjunction with the Chief Executive Officer, review the Chief Executive Officer’s mission and objectives and consider succession for the Chief Executive Officer and other senior executives as appropriate. .

2.	Conduct an annual evaluation of the performance of the Chief Executive Officer and other senior executives as appropriate. .

3.
Review and approve significant compensation plan changes/structures, including grants, awards, bonus plans,  incentive compensation plans, and employee benefit plans and changes thereto, including, as appropriate:

•	compensation levels of the Chief Executive Officer, other executive officers as appropriate;
•	contracts of employment or related contracts with directors who are executive officers;
•	restricted stock plan awards;
•	grants of stock options;
•	management bonuses;
•	key employee compensation awards;
•	employee bonuses;
•	changes in benefit plans; and

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•	terms of any compensation package in the event of early termination of the contract of any director who is an executive officer.

4.	Review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

Other Committee Responsibilities

5.	Review and reassess the adequacy of this Charter at least annually and submit this Charter to the Board for approval.

6.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

7.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Adopted by the Board of Directors December, 2010

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Appendix C

Nominating and Corporate Governance Committee Charter

Purpose

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is appointed by the Board of Directors of First Century Bancorp. (the “Board/Company”) to assist the Board in fulfilling its oversight responsibilities.  The Nominating Committee also functions as the governance committee of the board of directors of the Company’s subsidiary, First Century Bank, N.A. (the “Bank”).  References to the Company in this charter also include the Bank and all other direct and indirect subsidiaries of the Company, and references to the Board include the Board of Directors of the Company, of the Bank, and of each other subsidiary.  The Nominating Committee’s primary purposes are: (1) to identify, screen, and nominate director candidates to the Board; and (2) develop, recommend, and oversee corporate governance policies of the Company;.

The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities.  The Nominating Committee has the ability to retain, at the Company’s expense, such special legal, accounting, and other consultants and experts as it deems necessary in the performance of its duties.  In addition, the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Committee Composition, Meetings, and Procedures

The Nominating Committee shall consist of the directors on the Executive Committee, as determined by the Board.  The Nominating Committee’s members and chairman shall be the Chairman of the Board.  Members of the Nominating Committee shall serve at the pleasure of the Board and may be removed in the discretion of the Board.

The Nominating Committee shall meet at least annually, or more frequently as circumstances dictate.  The Nominating Committee shall conduct its meetings in accordance with the Company’s bylaws.  Except as limited by law, the Nominating Committee may form subcommittees for any purpose the Nominating Committee deems appropriate and may delegate to such subcommittees such power and authority as it deems appropriate.

Committee Powers, Authority, Duties, and Responsibilities

1.
The Nominating Committee shall recommend to the Board a slate of nominees for election to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorized number of directors.  Such recommendation will include evaluation of qualifications, and independence of potential candidates, including any nominees submitted by shareholders in accordance with the provisions of the Company’s Articles of Incorporation and Bylaws.

2.
When considering a person to be recommended for nomination as a director of the Company, the Nominating Committee shall consider the skills and background needed by the Company and possessed by the person, diversity of the Board, and the ability of the person to devote the necessary time to service as a director.  The Nominating Committee shall also develop a list of criteria to be considered in evaluating director candidates.

3.
The Nominating Committee shall review the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and make any recommendations it may deem appropriate concerning changes in the composition of the Board and its committees.

4.	The Nominating Committee shall identify potential candidates for nomination as directors on an on-going basis, in such manner as the Nominating Committee deems appropriate.

5.
The Nominating Committee shall oversee the orientation and continuing education of directors which shall include in house regulatory updates, and updates which are provided at the regularly scheduled board meeting.

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6.	The Nominating Committee shall as least annually, or more frequently as needed, review and recommend any appropriate changes to committee membership.

7.
The Nominating Committee shall review and reassess at least annually the adequacy of the corporate governance principles of the Company and recommend any proposed changes to the Board for approval, including any changes in director fees and qualifications.

8.	The Nominating Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating Committee accompanied by any recommendation to the Board.

9.	The Nominating Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

10.	The Nominating Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

Adopted by the Board of Directors December, 2010

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FIRST CENTURY BANCORP. PROXY

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 2011

The undersigned hereby appoints Denise Smyth as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated below, all of the common stock of First Century Bancorp., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at our offices located at 807 Dorsey Street, Gainesville, Georgia, on JULY 26, 2011 at 10:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 1:
To consider and elect the following six persons to serve on our board of directors for a one-year term expiring at the 2012 annual meeting of shareholders: William A. Bagwell, Jr., William R. Blanton, Lanny W. Dunagan, William M. Evans, Jr.,  Wendell A. Turner, and R.K. Whitehead III.

* FOR all nominees	* WITHHOLD all nominees
(except as indicated below)

INSTRUCTION:	To withhold authority for any individual nominees, mark "FOR" above, and write the nominees' names in this space.______________________________________________________________

PROPOSAL 2:	To ratify the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC as our independent auditor for the fiscal year ending December 31, 2011:

* FOR	* AGAINST	* ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Shareholder	Date

Signature of Shareholder	Date

Print Name(s) of Shareholder(s)

PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE NECESSARY.

I WILL ____ WILL NOT _____ ATTEND THE ANNUAL SHAREHOLDERS MEETING.
PLEASE RETURN PROXY AS SOON AS POSSIBLE